SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2014

INFANTLY AVAILABLE, INC.

(Exact name of Company as specified in its charter)

Nevada	333-178788	33-1222494
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
5694 Mission Center Road, Suite 602-660, San Diego, CA, 92108-4312
(Address of principal executive offices)
(702) 664-6472
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFANTLY AVAILABLE, INC.

Form 8-K

Current Report

Explanatory Note:

We are filing this Amended Form 8-K in order to clarify that the Forward Split is payable upon the surrender of certificates and not based on a record date.

Item 5.03 – AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS

On August 5, 2014, Infantly Available, Inc., a Nevada corporation, (the “Company”), with the approval of its board of directors and its majority shareholders by written consent in lieu of a meeting, filed a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of Nevada. As a result of the Certificate of Amendment, the Company has, among other things, (i) changed its name to “IFAN Financial, Inc.”, and (ii) authorized a forward split (the “Forward Split”) of its issued and authorized common shares, whereby every One (1) old share of common stock will be exchanged for One Hundred Forty (140) new shares of the Company's common stock. As a result, once the Forward Split is declared effective by the Financial Industry Regulatory Authority (“FINRA”), the issued and outstanding shares of common stock will increase from  Five Hundred Seventeen Thousand One Hundred Forty Three (517,143) common shares prior to the Forward Split to Seventy Nine Million Nine Hundred Sixty Thousand Twenty (79,960,020) common shares following the Forward Split.  Fractional shares will be rounded upward. The Forward Split shares are payable upon the surrender of certificates to the Company's transfer agent. The Certificate of Amendment specifies that the effective date of the Name Change and, Forward Stock Split with the Nevada Secretary of State is August 18, 2013; however, the effectiveness of the Name Change and Forward Stock Split is subject to approval by FINRA.

The Company has submitted an Issuer Company-Related Action Notification Form to FINRA regarding the Name Change and Forward Stock Split. FINRA’s approval of the Name Change and Forward Stock Split is currently pending.

The Company will file a subsequent Current Report on Form 8-K upon receipt of approval from FINRA announcing the effectiveness of the Name Change, and Forward Stock Split.  A copy of the Certificate of Amendment was previously filed on August 8, 2014, as Exhibit 3.1 on our Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
3.1	*Certificate of Amendment dated, August 5, 2014, filed with the Nevada Secretary of State
*Previously filed with the Securities and Exchange Commission on August 8, 2014 as part of our Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFANTLY AVAILABLE, INC.

Date: August 14, 2014

By: /s/ J. Christopher Mizer

       J. Christopher Mizer

       President & CEO